UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): [DATE]

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CannapharmaRX, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	333-251016	27-4635140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302, 3204—Rideau Place SW

Calgary, Alberta, Canada T2S 1Z2

(Address of principal executive offices, including zip code)

(403) 637-0420

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CPMD	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

CannaPharmaRX, Inc. ("the "Company") issued a press release on May 6, 2025 announcing updates on orders fulfilled from customers in Germany and Israel. A copy of the press release is provided as Exhibit 99.1 to this Current Report.

Item 9.01 Exhibits.

Exhibit No.	Description

99.1	Press Release of CannapharmaRX, Inc. dated May 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNAPHARMARX, INC.

May 6, 2025	By:	/s/ Constantine Nkafu
	Name:	Constantine Nkafu
	Title:	CEO

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